UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

PB Bankshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-254209	86-3947794
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

185 East Lincoln Highway, Coatesville, Pennsylvania		19320
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (610) 384-8282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2021, PB Bankshares, Inc., a Maryland corporation (the “Company”) and Prosper Bank, a Pennsylvania-chartered savings bank (the “Bank”) entered into an Agency Agreement with Piper Sandler & Co. (“Piper Sandler”), who will assist in the marketing of the Company’s common stock during its stock offering.

For its services in the subscription and community offerings, Piper Sandler will receive a fee of: (a) 1.4% of the aggregate purchase price of shares of common stock sold in the subscription offering and shares of common sold in the Commonwealth of Pennsylvania in the community offering, subject to a minimum fee of $225,000; and (b) 3.0% of the aggregate purchase price of shares of common stock sold outside of the Commonwealth of Pennsylvania in the community offering. No fee will be paid on any shares purchased by the Bank’s trustees, officers or employees or members of their immediate families, or on shares purchased by any employee benefit plan or trust established for the benefit of the Bank’s trustees, officers and employees. In the event a syndicated offering is conducted, Piper Sandler and any selected other broker-dealers will receive a fee of 6.0% of the aggregate purchase price of shares of common stock sold in the syndicated offering. The Company will also reimburse Piper Sandler for its reasonable out-of-pocket expenses, including legal fees and expenses, incurred in connection with its marketing agent services up to $100,000.

For its services as records agent, Piper Sandler will receive a fee of $30,000, and will be reimbursed for its reasonable out-of-pocket expenses incurred in connection with such services up to $30,000 and up to an additional $10,000 for COVID-19 related expenses.

The shares of common stock of the Company are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-254209) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01	Other Events

The Pennsylvania Department of Banking and Securities (“PDOBS”) conditionally approved and the Federal Deposit Insurance Corporation conditionally non-objected to the Bank’s plan to convert from the mutual to the stock form of organization and to commence the related stock offering. In addition, the Board of Governors of the Federal Reserve System and the PDOBS approved the applications made by the Company to acquire control of the Bank. The registration statement relating to the sale of common stock by the Company was declared effective by the Securities and Exchange Commission on May 14, 2021. The Bank anticipates that the stock offering will commence on or about May 24, 2021.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit	Description
1.1	Agency Agreement dated May 14, 2021, by and among the Company, the Bank and Piper Sandler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB BANKSHARES, INC.

DATE: May 20, 2021	By:	/s/ Janak M. Amin
Janak M. Amin
President and Chief Executive Officer